Exhibit 10.3

EXECUTION VERSION

LETTER AGREEMENT
June 2, 2025 (“Agreement Date”)
LGI Homes, Inc.
1450 Lake Robbins Drive, Suite 430
The Woodlands, Texas 77380
Attention: Chief Financial Officer
(by email to: [***])

Ladies and Gentlemen:
This Letter Agreement (this “Agreement”) is entered into in reference to that certain Fifth Amended and Restated Credit Agreement dated as of April 28, 2021, as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement dated as of February 22, 2022, as further amended by that certain Lender Addition and Acknowledgement Agreement and Second Amendment to Fifth Amended and Restated Credit Agreement dated as of April 29, 2022, as further amended by that certain Third Amendment to Fifth Amended and Restated Credit Agreement dated as of April 28, 2023, as further amended by that certain Fourth Amendment to Fifth Amended and Restated Credit Agreement dated as of December 5, 2023, as further amended by that certain Fifth Amendment to Fifth Amended and Restated Credit Agreement dated as of October 9, 2024 and as further amended by that certain Sixth Amendment to Fifth Amended and Restated Credit Agreement dated as of April 28, 2025 (as amended, and as the same may have been further amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among LGI HOMES, INC., a Delaware corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”), and the lenders from time to time a party thereto (the “Lenders”). Capitalized terms used and not defined in this Agreement shall have the meanings given to them in the Credit Agreement.
The Borrower has requested that the Requisite Lenders amend certain provisions of the Credit Agreement as set forth herein, and the Administrative Agent and the Requisite Lenders have agreed to such amendments, subject to the terms and conditions set forth below.
For good and valuable mutual consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Borrower, the Administrative Agent and the Requisite Lenders party hereto hereby covenant and agree as follows:
1.Amendments to the Credit Agreement.
(a)Section 10.6(r) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(r)    Other secured Indebtedness (which, for the avoidance of doubt, excludes the Obligations) that does not in the aggregate exceed six percent (6%) of Tangible Net Worth determined as of the last day of the immediately preceding calendar quarter, so long as (A) any secured permitted Indebtedness (excluding the Obligations) incurred pursuant to this clause (r) shall not be secured by Property constituting Borrowing Base Property, (B) any such Indebtedness incurred pursuant to this clause (r) shall be permitted under the Senior Notes Indenture, (C) any such Indebtedness incurred pursuant to this clause (r) shall not be guaranteed by Borrower or any Subsidiary Guarantor (except for (i) guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to non-recourse liability and (ii) any guarantee or other required financial maintenance measurement by Borrower in respect of the SFR Indebtedness), and (D) the Fair Market Value of the Property that secures such Indebtedness (excluding the Obligations) incurred pursuant to this clause (r) shall not exceed two times the amount of such Indebtedness, determined at the time of the incurrence thereof.
2.Conditions Precedent. This Agreement shall become effective only upon the satisfaction of the following conditions precedent:
(a)Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Administrative Agent and the Requisite Lenders;
(b)Receipt by the Administrative Agent of the Consent, Reaffirmation, and Agreement of Subsidiary Guarantor attached hereto duly executed by Guarantor; and
(c)The Borrower shall have paid to the Administrative Agent all other fees and expenses due and payable under the Credit Agreement and in connection with this Agreement (including, without limitation, the Administrative Agent’s attorneys’ fees) and the transactions contemplated hereby.
3.Miscellaneous. Except as expressly provided herein, nothing contained in this Agreement shall alter or affect any provision, condition or covenant contained in the Credit Agreement or the other Loan Documents, or affect or impair any rights, powers or remedies thereunder, it being the intent of the parties hereto that, except as expressly modified hereby, the provisions, conditions and covenants of the Credit Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed. This Agreement shall constitute a Loan Document. The Borrower expressly acknowledges and agrees that there has not been, and this Agreement does not constitute or establish a novation with respect to the Credit Agreement or any of the other Loan Documents. Each reference in any Loan Document to a Loan Document is hereby amended to be a reference to such referenced Loan Document as amended by this Agreement and the other documents and instruments executed in connection herewith. The Borrower hereby represents and warrants to the Administrative Agent and Lenders that: (a) the Borrower has duly executed, delivered and authorized this Agreement; (b) the Borrower has obtained all necessary consents, if any, required in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby; (c) the execution, delivery and performance of this Agreement and the transactions contemplated hereby do not violate the Borrower’s organizational documents or any contract to which the Borrower is a party, and (d) no Default or Event of Default exists under any of the Loan Documents and that all representations and warranties in the Loan Documents remain true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) and are deemed remade as of the date hereof (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date). This Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of New York, except if preempted by federal law. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. All counterparts shall collectively constitute a single document. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each party hereto hereby waives any defenses to the enforcement of the terms of this Agreement based on the form of its signature, and hereby agrees that such electronically transmitted or signed signatures shall be conclusive proof, admissible in judicial proceedings, of such party’s execution.
[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, each of the Borrower, the Administrative Agent and the Lenders party hereto has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Bret Sumner
Name: Bret Sumner
Title: Executive Director

Signature Page – Letter Agreement

BORROWER:

LGI HOMES, INC.,
a Delaware corporation

By: /s/ Eric Lipar
Name: Eric Lipar
Title: Chief Executive Officer

Signature Page – Letter Agreement

ACKNOWLEDGED AND AGREED TO:
LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Bret Sumner
Name: Bret Sumner
Title: Executive Director

Signature Page – Letter Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Ted Smith
Name: Ted Smith
Title: Senior Vice President

Signature Page – Letter Agreement

CADENCE BANK,
a Mississippi state banking corporation,
as a Lender

By: /s/ Ryan Davis
Name: Ryan Davis
Title: Sr. Vice President
Signature Page – Letter Agreement

BMO BANK N.A.,
as a Lender

By: /s/ Lisa Smith Boyer
Name: Lisa Smith Boyer
Title: Director

Signature Page – Letter Agreement

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Cheryl Sneor
Name: Cheryl Sneor
Title: Vice President
Signature Page – Letter Agreement

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Carmen Malizia
Name: Carmen Malizia
Title: Vice President
Signature Page – Letter Agreement

REGIONS BANK,
as a Lender

By: /s/ Daniel Blazei
Name: Daniel Blazei
Title: Vice President
Signature Page – Letter Agreement

WOODFOREST NATIONAL BANK,
as a Lender

By: /s/ Michael Sparks
Name: Michael Sparks
Title: AVP
Signature Page – Letter Agreement

THIRD COAST BANK, formerly known as
THIRD COAST BANK SSB,
as a Lender

By: /s/ Tiffany Weber
Name: Tiffany Weber
Title: Bank Officer

Signature Page – Letter Agreement

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender

By: /s/ Jay Hall
Name: Jay Hall
Title: SVP

Signature Page – Letter Agreement

CONSENT, REAFFIRMATION, AND AGREEMENT OF SUBSIDIARY GUARANTOR

June 2, 2025

    Each of the undersigned, in favor of and for the benefit of the Lenders and Administrative Agent, (a) acknowledges receipt of the foregoing Letter Agreement (the “Agreement”), (b) consents to the execution and delivery of the Agreement, and (c) reaffirms all of its obligations and covenants under that certain (i) Fifth Amended and Restated Subsidiary Guaranty dated as of April 28, 2021 (as heretofore amended, restated or otherwise modified from time to time, the “Subsidiary Guaranty”), and (ii) each of the Loan Documents to which it is a party (together with the Subsidiary Guaranty, as heretofore amended, restated or otherwise modified from time to time, the “Guarantor Documents”), and agrees that none of its obligations and covenants shall be reduced or limited by the execution and delivery of the Agreement.

    Each of the undersigned hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of any Subsidiary Guarantor arising out of or with respect to any of the Loans or other obligations of the Borrower or the Subsidiary Guarantor owed to the Administrative Agent and the Lenders party to the Agreement under the Credit Agreement, Guarantor Documents or any other Loan Document.

    This Consent, Reaffirmation, and Agreement of Subsidiary Guarantors (this “Consent”) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Consent may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Consent. Delivery by one or more parties hereto of an executed counterpart of this Consent via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Consent. Any party delivering an executed counterpart of this Consent by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Consent.

[SIGNATURES ON FOLLOWING PAGE.]

IN WITNESS WHEREOF, each of the undersigned has caused this Consent to be duly executed by its duly authorized officer as of the day and year first above written.

SUBSIDIARY GUARANTORS:
LGI HOMES-TEXAS, LLC
LGI HOMES AZ CONSTRUCTION, LLC
LGI HOMES – E SAN ANTONIO, LLC
LGI HOMES – ARIZONA, LLC
LGI HOMES – FLORIDA, LLC
LGI HOMES – GEORGIA, LLC
LGI CROWLEY LAND PARTNERS, LLC
LGI HOMES CORPORATE, LLC
LGI HOMES AZ SALES, LLC
LGI HOMES – NEW MEXICO, LLC
LGI HOMES NM CONSTRUCTION, LLC
LUCKEY RANCH PARTNERS, LLC
LGI HOMES – COLORADO, LLC
LGI HOMES – NC, LLC
LGI HOMES – SC, LLC
LGI HOMES – TENNESSEE, LLC
LGI HOMES – WASHINGTON, LLC
LGI HOMES – OREGON, LLC
LGI HOMES – ALABAMA, LLC
LGI HOMES – MINNESOTA, LLC
LGI HOMES – OKLAHOMA, LLC
LGI LIVING, LLC
LGI HOMES – CALIFORNIA, LLC
LGI HOMES – MARYLAND, LLC
LGI HOMES – VIRGINIA, LLC
LGI HOMES – WEST VIRGINIA, LLC
LGI HOMES – WISCONSIN, LLC
LGI HOMES – PENNSYLVANIA, LLC
LGI HOMES – UTAH, LLC

By:    LGI Homes Group, LLC,
its Manager

By: /s/ Eric T. Lipar
Name: Eric T. Lipar
Title: Manager

Signature Page – Letter Agreement (Consent, Reaffirmation, and Agreement of Subsidiary Guarantor)

LGI HOMES – NEVADA, LLC

By: /s/ Eric T. Lipar
Name: Eric T. Lipar
Title: Authorized Signatory

RIVERCHASE ESTATES PARTNERS, LLC

By:    LGI Homes Group, LLC,
        its Sole Member

By: /s/ Eric T. Lipar
Name: Eric T. Lipar
Title: Manager

LGI HOMES GROUP, LLC

By: /s/ Eric T. Lipar
Name: Eric T. Lipar
Title: Manager

Signature Page – Letter Agreement (Consent, Reaffirmation, and Agreement of Subsidiary Guarantor)